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                                                                    Exhibit 21.1

                              LIST OF SUBSIDIARIES

Corporations:
------------
AMEDISYS HOME HEALTH, INC. OF ALABAMA, an Alabama corporation
AMEDISYS HOME HEALTH, INC. OF FLORIDA, a Florida corporation
AMEDISYS HOME HEALTH, INC. OF SOUTH CAROLINA, a South Carolina corporation AMEDISYS HOME HEALTH, INC. OF VIRGINIA, a Virginia corporation
HOME HEALTH OF ALEXANDRIA, INC., a Louisiana corporation
AMEDISYS PRIVATE DUTY OF GEORGIA, INC., a Georgia corporation
AMEDISYS, INC., a Louisiana corporation
AMEDISYS SPECIALIZED MEDICAL SERVICES, INC., a Louisiana corporation ALLIANCE HOME HEALTH, INC., an Oklahoma corporation
AMEDISYS HOME HEALTH, INC. OF TEXAS, a Texas corporation

Limited Liability Companies:
---------------------------
AMEDISYS LOUISIANA, L.L.C., a Louisiana limited liability company
AMEDISYS LA ACQUISITIONS, L.L.C., a Louisiana limited liability company AMEDISYS GEORGIA, L.L.C., a Georgia limited liability company
AMEDISYS NORTHWEST, L.L.C., a Georgia limited liability company
AMEDISYS NORTH CAROLINA, L.L.C., a North Carolina limited liability company AMEDISYS OKLAHOMA, L.L.C., an Oklahoma limited liability company
AMEDISYS TENNESSEE, L.L.C., a Tennessee limited liability company
AMEDISYS QUALITY OKLAHOMA, L.L.C., an Oklahoma limited liability company AMEDISYS EQUITY GROUP, L.L.C., a Louisiana limited liability company AMEDISYS HEALTH MANAGEMENT, L.L.C., a Texas limited liability company AMEDISYS ARKANSAS, LLC, an Arkansas limited liability company
AMEDISYS DIABETIC SUPPLY, L.L.C., a Louisiana limited liability company AMEDISYS HOSPICE, L.L.C., a Louisiana limited liability company
AMEDISYS MISSISSIPPI, L.L.C., a Mississippi limited liability company AMEDISYS SOUTH FLORIDA, L.L.C., a Florida limited liability company

Limited Partnerships:
--------------------
AMEDISYS TEXAS, LTD, a Texas limited partnership

Trade Names (by State):
-----------------------
      Louisiana:
      ----------
      o Metro Preferred Home Care, an Amedisys Company (trade name of Amedisys LA Acquisitions, L.L.C. and Amedisys Louisiana, L.L.C.)

      o Amedisys Home Health of Alexandria (trade name of Home Health of Alexandria, Inc.)

      o Amedisys Home Health of Lafayette (trade name of Amedisys Louisiana, L.L.C.)

      o Amedisys Home Health of Metairie (trade name of Amedisys Louisiana, L.L.C.)

      Alabama:
      --------
      o Amedisys Home Health of Anniston (trade name of Amedisys Home Health, Inc. of Alabama)
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      o     Amedisys Home Health of Bay Minette (trade name of Amedisys Home
            Health, Inc. of Alabama)

      o Amedisys Home Health of Birmingham (trade name of Amedisys Home Health, Inc. of Alabama)

      o Amedisys Home Health of Demopolis (trade name of Amedisys Home Health, Inc. of Alabama)

      o Amedisys Home Health of Fairhope (trade name of Amedisys Home Health, Inc. of Alabama)

      o Amedisys Home Health of Fayette (trade name of Amedisys Home Health, Inc. of Alabama)

      o Amedisys Home Health of Huntsville (trade name of Amedisys Home Health, Inc. of Alabama)

      o Amedisys Home Health of Mobile (trade name of Amedisys Home Health, Inc. of Alabama)

      o Amedisys Home Health of Montgomery (trade name of Amedisys Home Health, Inc. of Alabama)

      o Amedisys Home Health of Reform (trade name of Amedisys Home Health, Inc. of Alabama)

      o Amedisys Home Health of Selma (trade name of Amedisys Home Health, Inc. of Alabama)

      o Amedisys Home Health of Tuscaloosa (trade name of Amedisys Home Health, Inc. of Alabama)

      o Amedisys Home Health Lakeshore of Birmingham (trade name of Amedisys Home Health, Inc. of Alabama)

      o Amedisys Hospice Care of Birmingham (trade name of Amedisys Hospice, L.L.C.)

      Arkansas:
      ---------
      o     Amedisys Home Health of Arkansas (trade name of Amedisys Arkansas,
            L.L.C.)

      Florida:
      --------
      o     Amedisys Home Health (trade name of Amedisys Home Health, Inc. of
            Florida)

      Georgia:
      --------
      o Central Home Health Care, an Amedisys Company (trade name of Amedisys Georgia, L.L.C.)

      o     Amedisys Northwest Home Health (trade name of Amedisys Georgia,
            L.L.C.)

      o Coosa Valley Home Health, an Amedisys Company (trade name of Amedisys Georgia, L.L.C.)

      o Tugaloo Home Health Agency, an Amedisys Company (trade name of Amedisys Georgia, L.L.C.)

      o     Amedisys Home Health of Covington (trade name of Amedisys Georgia,
            L.L.C.)

      o Amedisys Home Health, Inc. of Georgia (trade name of Amedisys Georgia, L.L.C.)

      o North Georgia Home Health Agency, an Amedisys Company (trade name of Amedisys Georgia, L.L.C.)

      o     Amedisys Home Health of Macon (trade name of Amedisys Georgia,
            L.L.C.)
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      o     Amedisys Home Health of Valdosta (trade name of Amedisys Georgia,
            L.L.C.)

      o     Amedisys Home Health of Griffin (trade name of Amedisys Northwest,
            L.L.C.)

      Mississippi:
      ------------
      o Professional Home Health, an Amedisys Company (trade name of Amedisys Mississippi, L.L.C.)

      North Carolina:
      ---------------
      o Amedisys Home Health of Chapel Hill (trade name of Amedisys North Carolina, L.L.C.)

      Oklahoma:
      ---------
      o Amedisys Home Health of Claremore (trade name of Amedisys Oklahoma, L.L.C.)

      o Amedisys Home Health of Gore (trade name of Amedisys Quality Oklahoma, L.L.C.)

      o Amedisys Home Health of Oklahoma City (trade name of Amedisys Oklahoma, L.L.C.)

      o Amedisys Home Health of Stilwell (trade name of Amedisys Quality Oklahoma, L.L.C.)

      o     Amedisys Home Health of Tulsa (trade name of Amedisys Oklahoma,
            L.L.C.)

      South Carolina:
      ---------------
      o Amedisys Home Health of Charleston (trade name of Amedisys South Carolina, L.L.C.)

      Tennessee:
      ----------
      o     Amedisys Home Health (trade name of Amedisys Tennessee, L.L.C.)

      o     Amedisys Hospice Care of Memphis (trade name of Amedisys Hospice,
            L.L.C.)

      Texas:
      ------
      o     Amedisys Home Health of Corpus Christi (trade name of Amedisys
            Texas, Ltd)

      o     Amedisys Home Health of Dallas (trade name of Amedisys Texas, Ltd)

      o     Amedisys Home Health of Forth Worth (trade name of Amedisys Texas,
            Ltd)

      o     Amedisys Home Health of North Houston (trade name of Amedisys Texas,
            Ltd)

      o     Amedisys Home Health (trade name of Amedisys Texas, Ltd)

      o First Community Home Care, an Amedisys Company (trade name of Amedisys Texas, Ltd)

      Virginia:
      ---------
      o Amedisys Home Health of Duffield (trade name of Amedisys Home Health, Inc. of Virginia)